UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K


                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                               September 23, 1999
                                (Date of earliest
                                 event reported)




                               PECO ENERGY COMPANY
             (Exact name of registrant as specified in its charter)




        Pennsylvania                    1-1401               23-0970240
      (State or other                (Commission             (IRS Employer
      jurisdiction of                 file number)            Identification
       incorporation)                                          Number)




              230l Market Street, Philadelphia, Pennsylvania 19101
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (215) 841-4000

Item 5.  Other Events

         On September 23, 1999, PECO Energy Company (the "Company") announced that it entered into an Agreement and Plan of Exchange and Merger, dated as of September 22, 1999 (the "Merger Agreement"), with Unicom Corporation, an Illinois corporation ("Unicom") and Newholdco Corporation, a Pennsylvania corporation and wholly owned subsidiary of the Company ("Newco"). The Merger Agreement provides for (a) the mandatory exchange of the outstanding common stock of the Company for common stock of Newco or cash (the "Share Exchange") and (b) the merger of Unicom with and into Newco (the "Merger" and, together with the Share Exchange, the "Merger Transaction"). Attached to this Current Report on Form 8-K is the Merger Agreement.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Business Acquired. Not applicable.

(b)  Pro Forma Financial Information. Not applicable.

(c)  Exhibits

99. Agreement and Plan of Exchange and Merger dated as of September 22, 1999, among PECO Energy Company, Newholdco Corporation and Unicom Corporation

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            PECO ENERGY COMPANY


                                            \s\ Jean H. Gibson
                                            -----------------------
                                            Jean H. Gibson
                                            Vice President & Controller

September 28, 1999